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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Amendment No. 2 to Registration Statement No. 333-69689 of ARIAD Pharmaceuticals, Inc. of our report dated February 10, 1999 appearing in the Prospectus, which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.




/s/ Deloitte & Touche LLP
-------------------------
Boston, Massachusetts
March 4, 1999